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                                                                 Exhibit 10.84.2

MERRILL LYNCH

DATE:        MARCH 28, 2005

TO:          ALTERRA HEALTHCARE CORPORATION  ("Counterparty")
ATTENTION:   AKHIL SHARMA
TEL:         212-479-5280
FAX:         212-798-6070

FROM:        MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACT:     ANNE WON
EMAIL:       awon@exchange.ml.com
TEL:         212-449-8711
FAX:         917-778-0836

RE:          SWAP TRANSACTION

ML REF:      05DL04157, 2057792

Dear Sir or Madam:

     The purpose of this communication is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

     This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "Master Form"), with such modifications as you and we will in good faith agree (the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation, together with all other documents referring to the Master Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and subject to, an agreement in the form of the Master Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and US Dollars as the Termination Currency) on the Trade Date of the first such Transaction between us.
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MERRILL LYNCH

In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which the Confirmation relates are as follows:

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
Notional Amount:                USD 70,000,000.00

Trade Date:                     March 18, 2005

Effective Date:                 March 22, 2005

Termination Date:               March 22, 2012

Fixed Amounts:

Fixed Rate Payer:               Counterparty

Fixed Rate Payer
Payment Date:                   The 22nd day of each month in each year,
                                commencing on April 22, 2005 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified
                                Following Business Day Convention.

Fixed Rate:                     4.700000% per annum

Fixed Rate Payer
Day Count Fraction:             30/360

No Adjustment of
Period End Dates:               Inapplicable

Floating Amounts:

Floating Rate Payer:            MLCS

Floating Rate Payer
Payment Date:                   The 22nd day of each month in each year,
                                commencing on April 22, 2005 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified
                                Following Business Day Convention.
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MERRILL LYNCH

Floating Rate for
initial Calculation Period:     2.850000%

Floating Rate Option:           USD-LIBOR-BBA

Designated Maturity:            One Month

Spread:                         Inapplicable

Floating Rate Payer
Day Count Fraction:             Actual/360

No Adjustment of
Period End Dates:               Inapplicable

Reset Dates:                    The first day of each Floating Rate Payer
                                Calculation Period

Rate Cut-Off Dates:             Inapplicable

Averaging:                      Inapplicable

Compounding:                    Inapplicable

Business Days:                  New York and London

Calculation Agent:              MLCS, unless otherwise specified in the
                                Agreement

Collateral:                     (a) Until the execution of a Credit Support
                                Annex between the parties, this Confirmation
                                shall constitute a pledge agreement (and a
                                Credit Support Document under the Agreement)
                                securing the payment and performance of
                                Counterparty's obligations to MLCS under this
                                and any other Transaction between the parties.
                                Promptly after the execution hereof, MLCS and
                                Counterparty agree to execute a Credit Support
                                Annex in form and substance reasonably
                                satisfactory to the parties. Upon execution, the
                                Credit Support Annex shall supersede and replace
                                the pledge agreement created hereby.

                                (b) If at any time a Required Amount (as defined below) exists, Counterparty, as security for its obligations to MLCS, shall, promptly upon
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MERRILL LYNCH

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
                                demand by MLCS, pledge, transfer and deliver to
                                MLCS, and grant MLCS a first priority continuing
                                security interest in and right of set-off
                                against, Eligible Collateral (as defined below)
                                having a minimum market value equal to the
                                Required Amount.

                                (c) Upon any default by Counterparty in the performance of its obligations to MLCS hereunder or under any other Transaction with MLCS, MLCS shall have all rights of a secured creditor under the New York Uniform Commercial Code.

                                (d) The term "Eligible Collateral" means U.S.
                                denominated cash, U.S. Treasury Securities and any other form of collateral agreed to between the parties.

                                The term "Required Amount" means the amount by which the value of any positive "Net Market
                                Quotation" (as defined below) exceeds USD 0/USD
                                0. A positive Net Market Quotation shall mean that MLCS is exposed to Counterparty and a negative Net Market Quotation shall mean that Counterparty is exposed to MLCS.

                                The term "Net Market Quotation" means an amount equal to the sum of all Market Quotations (both positive and negative) for all Transactions between the parties assuming all such Transactions were being terminated as of the relevant date of valuation; provided, however, that Market Quotation will be determined by MLCS using its mid-market estimates of the amounts that would be paid for Replacement Transactions
                                (as such term is defined in the definition of "Market Quotation").

                                Please contact Collateral Management, at
                                telephone: (212) 449-3782, facsimile: (212)
                                738-1492, for delivery instructions for
                                securities.

Non-Reliance:                   Each party represents to the other party that it
                                is acting for its own account, and has made its
                                own independent decisions to enter into this
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MERRILL LYNCH

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
                                Transaction and as to whether this Transaction
                                is appropriate or proper for it based on its own
                                judgement and upon advice from such advisors as
                                it has deemed necessary. It is not relying on
                                any communication (written or oral) of the other
                                party as investment advice or as a
                                recommendation to enter into this Transaction,
                                it being understood that information and
                                explanations related to the terms and conditions
                                of this Transaction shall not be considered
                                investment advice or a recommendation to enter
                                into this Transaction. No communication (written
                                or oral) received from the other party shall be
                                deemed to be an assurance or guarantee as to the
                                expected results of this Transaction.

Account Details:

USD payments to MLCS:           DEUTSCHE BANK TRUST COMPANY
                                AMERICAS (NEW YORK, NY: 021001033)
                                FAO: MERRILL LYNCH CAPITAL
                                SERVICES, INC., NEW YORK., NY
                                Acct: 00-811-874

USD payments to Counterparty:   Please Advise

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MERRILL LYNCH

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.


By: /s/ Angelina Lopes
    --------------------------------
Authorized Signatory


Accepted and confirmed as of the Trade
Date written above:

ALTERRA HEALTHCARE CORPORATION


By: /s/ Kristin A. Ferge
    --------------------------------
Authorized Signatory
Name: Kristin A. Ferge
      ------------------------------
Title: CFO/VP
       -----------------------------